Exhibit 99.1 BUSINESS OVERVIEW MARCH 2026 AI: \\firmwide.corp.gs.com\ibdroot\proje cts\IBD- NY\mineral2025\942221_1\08. Graphics 2025\AI\02 Middleby Cover Dividers Widescreen.ai JPG: \\firmwide.corp.gs.com\ibdroot\proje cts\IBD- NY\mineral2025\942221_1\08. Graphics 2025\JPG 26-03-2025

Forward Looking and Non-GAAP Statements Safe Harbor Statement This presentation contains “forward-looking statements” subject to the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, which could cause the Company’s actual results, performance or outcomes to differ materially from those expressed or implied in the forward- looking statements, The following are some of the important factors that could cause The Middleby Corporation’s (the “Company”) actual results, performance or outcomes to differ materially from those discussed in the forward-looking statements: changing market conditions; volatility in earnings resulting from goodwill impairment losses, which may occur irregularly and in varying amounts; variability in financing costs and interest rates; quarterly variations in operating results; dependence on key customers; risks associated with the Company’s foreign operations, including international exposure, political risks affecting international sales, market acceptance and demand for the Company’s products and the Company’s ability to manage the risk associated with the exposure to foreign currency exchange rate fluctuations; the Company’s ability to protect its trademarks, copyrights and other intellectual property; changing market conditions, including inflation; the impact of competitive products and pricing; the impact of announced management and organizational changes; the state of the residential construction, housing and home improvement markets; the state of the credit markets, including mortgages, home equity loans and consumer credit; intense competition in the Company’s business segments including the impact of both new and established global competitors; unfavorable tax law changes and tax authority rulings; cybersecurity attacks and other breaches in security; the continued ability to realize profitable growth through the sourcing and completion of strategic acquisitions; the timely development and market acceptance of the Company’s products; the availability and cost of raw materials; the possibility that the proposed spin-off of the Company’s Food Processing business (“FP” or “FP business”) will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors, including the possibility that various closing conditions for the spin-off may not be satisfied; the potential disruption to our business in connection with the proposed spin-off; the potential that the FP business and the Company do not realize all of the expected benefits of the spin-off; that the spin-off may be more difficult, time consuming or costly than expected; the failure of the spin-off to qualify for the expected tax treatment; potential adverse effects of the announcement of the proposed FP spin-off or results thereof, including on the market price of the Company’s common stock, the ability of the Company to develop and maintain relationships with personnel, customers, suppliers and others with whom it does business or the Company’s business, financial condition, results of operations and financial performance; risks related to diversion of the Company’s management’s attention from its ongoing business operations due to the proposed FP spin-off; and other risks detailed in the Company’s SEC filings. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this presentation are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Measures This presentation contains information about the Company’s and FP’s financial results which are not presented in accordance with GAAP. Specifically, Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA represents net income before depreciation and amortization (including asset impairments), interest expense, income tax (expense) benefit, other income (expense), net, equity income (loss), net of tax, restructuring and other special items. In addition, Adjusted EBITDA margin, which is Adjusted EBITDA as a percent of revenue, is also a non-GAAP financial measure. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. The Company believes Adjusted EBITDA and Adjusted EBITDA margin are useful as supplements to its GAAP results of operations to evaluate certain aspects of its operations and financial performance, and its management team primarily focuses on non-GAAP items in evaluating performance for business planning purposes. The Company believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that it uses internally for purposes of assessing its core operating performance. The reconciliation of those measures to the most directly comparable GAAP measures is detailed in Middleby’s press release for the fourth quarter of 2025, which is available at www.middleby.com, together with this presentation. 2

Portfolio Transformation Creates Three Leading & Independent Capability-Aligned Companies

MIDDLEBY COMMERCIAL FOODSERVICE

$2.4bn	$627m[1]	~27%[1]
2025A Revenue	2025A Adj. EBITDA	Adj. EBITDA Margin

- ✓ **Innovation leader with portfolio of cooking and beverage solutions** across Commercial Foodservice end-markets
- ✓ **Positioned to accelerate sales growth,** capitalizing on next generation product introductions and growth into new, attractive markets
- ✓ **Top-tier margins and cash generation** combined with further opportunities to scale in the market

MIDDLEBY FOOD PROCESSING

$850m	$172m[1]	~20%[1]
2025A Revenue	2025A Adj. EBITDA	Adj. EBITDA Margin

- ✓ **Fast growing and focused** food processing market leader with a **best-in-class financial profile**
- ✓ Business will benefit from its **own capital structure, investor base and acquisition currency**
- ✓ **Strong M&A pipeline** and actionable organic initiatives support a **significant growth opportunity and ability to quickly scale**

MIDDLEBY RESIDENTIAL

$733m	$80m[1]	~11%[1]
2025A Revenue	2025A Adj. EBITDA	Adj. EBITDA Margin

- ✓ **Iconic market-leading premium brands in kitchen equipment** across Residential end-markets, sold into diversified global network of thousands of specialty dealers
- ✓ **Focused on attractive R&R segment,** exhibiting long-term growth due to secular trends around the increased premiumization of kitchens & outdoor spaces
- ✓ **Accelerating momentum and investment** via 26North partnership, with upside from quality & service focus, new product launches, and operating initiatives to leveraging scale across platform

Portfolio Transformation Maximizes Shareholder Value

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[1] As reported in 2025A earnings release and excludes any allocation of corporate costs.

Middleby Food Processing Pure-Play Leader in Food Processing Technology Poultry Solution Introduction 2026 – Release of the Complete Line Enter Snack & Tortilla 2024 – Acquisition of JC Ford Expansion of Global Capabilities 2023 – India Manufacturing Engineering Open Bakery Innovation Center Mark Salman 2017 – Plano, TX Automated Washing & Sanitation Solutions Future CEO FPG 2022 – Acquisition of Colussi Ermes Mark Salman is President of Middleby’s Food Protein Enter Baking Category Innovation Processing Group, and a member of the 2012 – Auto-Bake & Stewart Center Launch Systems company’s executive leadership team. Since 2019 – Chicago, IL 2018, he has led significant revenue growth, margin expansion, and strategic M&A, helping Protein Thermal scale the business to $850m in revenue. Mark Processing Leader 2005 – Alkar Acquisition brings decades of global food processing and bakery industry leadership experience Building Platform Premier Platform Built Through Organic and Acquisition Driven Growth 4

Middleby Food Processing

Team Members



Mark Bowie

Chief Operating Officer

Mark was appointed Chief Operating Officer of Middleby Food Processing earlier this year. A 25-year industrial manufacturing veteran specializing in operational strategy, Bowie is tasked with driving efficiency and enhancing the customer experience. He joins Middleby from In-Place Machining, where he served as CEO, and previously led LPW Group. His background includes a leadership role at JBT Corporation and a long tenure at Colfax Fluid Handling, where he honed his expertise in lean manufacturing and commercial leadership.



Matt Fuchsen

Chief Strategy Officer

Matt Fuchsen is currently Chief Development Officer of Middleby Corporation. Since joining Middleby in 2011, he has identified, managed, and executed the Food Processing Group's disciplined acquisition strategy. Completing 29 acquisitions during his tenure, Matt has overseen the integration of acquired businesses, ensuring that long-term strategic plans are translated into results. Matt brings over 20 years of strategic transaction expertise and before joining Middleby, he was with Deloitte Tax LLP.



Rob Fagan

VP Finance

Rob Fagan joined Middleby in early 2025 as Vice President of Finance. His responsibilities include FP&A and IR for Middleby Food Processing in addition to managing the spin-off process. He brings over 20 years of corporate and operational finance leadership. Prior to joining Middleby, Rob held management positions in finance and operational functions including FP&A, IR, Corporate Development, Pricing and Product Management across DFIN and RR Donnelley.

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Today's Key Takeaways

MIDDLEBY FOOD PROCESSING

1 Market Leader Across High-Growth Food Categories

2 Installed Base and Leading Brands Drive a Premier Financial Profile

3 Significant Organic & Inorganic Growth Strategies Accelerated by Favorable Industry Trends

#1 / #2 *In Total Line Solutions*	**30+** *Industry Leading Brands*	**17+** *Categories across Protein, Bakery and Snack*
20% *2025 Adj. EBITDA Margin[1]*	**~40%** *Aftermarket Parts & Services as % of Sales*	**30+** *Years of Median tenure for Top 10 Customers*
~10% *2022A – 2026G Revenue CAGR incl. M&A*	**4** *Global Innovation Centers*	**$800+** *Million in M&A since 2005 supporting status as a Premier Growth Compounder*

[1] As reported in 2025A earnings release and excludes any allocation of corporate costs.

Middleby Food Processing Strong Foundations

MIDDLEBY FOOD PROCESSING

By the Numbers

$850m Revenue	**$172m[1]** Adj. EBITDA	**20%[1]** Adj. EBITDA Margin

33 Industry Leading Brands	**30+ Years** Median Tenure of Top 10 Customers

Diverse & Large End-Markets

Category Leader

Growing Solutions in Targeted Food Categories

Protein

- Alternative
- **Bacon**★
- Case ready★
- **Charcuterie**★
- Deli / lunch meat
- **Egg bites**★
- Poultry
- **Philly steak**★
- **Sausage / Hot dog**★

Bakery & Snack

- Artisan / flatbread
- Biscuits / crackers
- Bread
- **Buns**★
- **Cakes / muffins**★
- Energy bars
- Pizza / pastries
- **Tortilla / snacks**★

★ *Denotes leading position in category*

Equipment vs. Aftermarket

FY'25 Revenues



40%
60%

■ Equipment & Installation ■ Aftermarket Parts & Service

Market Category



10%
38%
52%

■ Protein ■ Bakery ■ Snack

Geography



4%
9%
31%
56%

■ US / Canada ■ EMEA ■ Latin America ■ APAC

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[1] As reported in 2025A earnings release and excludes any allocation of corporate costs

Portfolio of Premium Food Processing Brands

MIDDLEBY FOOD PROCESSING

Bakery & Snack Brands

- **AUTO-BAKE SERPENTINE** – High-Capacity Serpentine Solution for all Bakery Categories
- **Baker Thermal Solutions** – Proof | Bake | Cool
- **Burford** – Automated Bakery Equipment & Comm. Bag Closures
- **ESCHER Mixers** – Professional Mixers
- **GBT Bäckerei Technologie** – German Bakery Technology
- **Glimek** – Bread Dough Make-up Machinery
- **GORRERI** – Complete Cake & Sweet Goods Processing Lines
- **INLINE FILLING SYSTEMS** – Liquid Packaging Systems
- **JC FORD** (Since 1945) – Tortilla & Tortilla Chip Production Lines
- **Oka** – Bakery Automation & Forming Systems
- **SPOONER VICARS** – Complete Biscuit and Cracker Solutions
- **STEWART SYSTEMS** – High-Capacity Bread and Bun Conveyorized Systems
- **SVEBA DAHLEN** – Professional Baking Machinery

Protein Brands

- **ALKAR** – Cook | Chill | Smoke Roast | Pasteurize
- **Armor Inox** – Automated Cook Chill | Ham | Sous Vide
- **COZZINI** – Transport | Grind | Mix | Brine | Massage | Emulsify
- **CV·TEK** – Modified Atmosphere Packaging
- **DANFOTECH** – Press | Massage | Tenderize | Defrost | Separate | Mould
- **DRAKE** – Align | Convey | Autoload Robotics
- **FILTRATION AUTOMATION** – Industrial Filtration
- **maurer-atmos** – Mature | Dry | Smoke | Cook | Roast | Pasteurize Chill | Defrost
- **maxmac Equipamentos Industriais** – Protein Processing & Thermal Systems
- **MP EQUIPMENT** – Portion | Form Batter | Bread | Fry
- **RAPIDVISIONPAK** – Premier Vacuum & MAP Thermoforming Solutions
- **THURNE** – Slicing Systems Bacon | Meat | Cheese
- **VEMAC** – AGV Robot Loading | Unloading

Protein & Bakery Brands

- **COLUSSI ERMES** – Washing | Sanitizing | Drying
- **HINDS-BOCK** – Fill | Deposit | Portion | Pump
- **FRIGOMECCANICA** – Thermal Processing & Preservation Systems
- **Key-Log** – Automated Logistic Solutions
- **pacproinc** (Packaging Progressions, Inc.) – Interleavers | Stackers Interleaving Materials
- **PROXAUT** – Automated Guided Vehicles
- **scanico** – Freeze | Chill Steam | Proof

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Leveraging Our Global Footprint to Serve Customers Around the World MFP’s Global Footprint of 52 Facilities Includes 28 Manufacturing Facilities, 4 Innovation Global Expansion for Global Customer Base Centers and 20 Sales, Parts & Service Offices Global Installed Base 15 13 International Manufacturing U.S. Manufacturing Locations Locations 4 20 Rosemont, IL Innovation Centers Sales, Parts & Service Offices 2,800+ 7,000+ Global Employees Global Customer Locations Global Coverage Allows us to better Serve our Customers 500+ 110+ Engineers Countries Corporate HQ 9

Where We Specialize in the Value Chain

Engineered Solutions Driving ROI and Further End-of-Line Processing

Primary Processing

- Harvesting
- Milling
- Ingredients
- Sorting
- Washing / Chilling
- Weighing

Secondary Processing

- Cutting
- Grading
- De-boning
- Skinning
- Portioning

Further Processing

- Material Handling
- Emulsion / Mixing
- Forming / Portioning / Sheeting / Dividing
- Thermal Processing
- Cook / Chill
- Smoke / Roast
- Slicing
- Cooling / Freezing
- Conveying

Highest Value-Add

End-of-Line

- Stacking / Interleaving
- Vacuum Packaging
- MAP Packaging
- Robotic Handling
- Automated Guided Vehicles (AGVs)
- Facility Automation
- Yield and Waste Management

Value Capture & Protection

Positioned in Value-Add Segments

- Global thermal processing leader in cooking and baking (10,000+ units installed)
- Product portfolio across highly engineered solutions
- Advanced innovation & strong customization
- Yield management
- Total Line Solutions offer lowest cost of ownership

Strategic focus and expertise in further processing

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Favorable Industry Trends

MIDDLEBY FOOD PROCESSING

Long-Term Underlying Consumption Growth	Shifting Dietary Preferences for High Quality Foods	Demand for Local Food Security	Advanced Automation & Labor Resilience	Increasing Demand for "Ready-to-Go" Options	Elevating Sustainability Goals
Expansion of the "consumer class" in emerging markets is increasing demand for high-quality foods	Evolving consumer focus on health and nutrition is driving a structural shift towards protein-rich and nutrient-dense diets	Geopolitical tensions prompting investments in domestic production infrastructure	Global labor shortages and rising unit labor costs are driving need for increased efficiency and automation investment	Consumer behavior has shifted towards convenience-first and on-the-go lifestyles	Modern equipment reduces waste and energy usage to meet sustainability targets and lower costs
LSD to MSD Projected Annual Growth in Global Protein Consumption through 2030 [1]	**~10% CAGR** Projected Growth of Global Nutritional Food Market through 2032 [2]	**$45B** World Bank Commitment toward Advancing Food Security [5]	**2.1M** Unfilled Manufacturing Positions Globally by 2030 [3]	**$375B** Projected Global Market Size for Ready-to-Eat Food by 2032 (8.5% CAGR) [4]	**~30%** of Operating Costs in Food Manufacturing from Energy Expenses [6]

[1] Mordor Intelligence.
[2] Data Bridge Market Research.
[3] National Association of Manufacturers.
[4] FnF Research.
[5] World Bank.
[6] Brightpath Associates.

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Middleby Food Processing Drivers of Growth Across Attractive End Markets 4 3 M&A Upside 2 Aftermarket Market 1 Penetration Established Total Line operational Solutions High-margin playbook to aftermarket acquire Industry Trends Sales growth business pipeline driven by grows with targets, High ROI to product customer integrate and operators with innovation, wallet-share realize full holistic system replacement and loyalty value of design and demand, and synergy value partnership vs. geographic Middleby’s equipment expansion global platform replacement 12 Industry Industry Leading Leading Platform Platform (current) (future)

Middleby Food Processing Offers Best-In-Class Total Line 1 Solutions… Example Pre-Cooked Bacon Total Line Solutions Acquired in 2011 Acquired in 2015 Acquired in 2017 Acquired in 2019 Acquired in 2022 Acquired in 2005 Press Slicer Oven Chiller Sheeter / Stacker Thermoformer Food Processing has combined innovation, strategic acquisitions and the power of the full line 13

1 ...Driving Significant ROI for Customers

MIDDLEBY FOOD PROCESSING

Illustrative Full-Line Solution offering, combining the power of 7 acquired brands, offers a customer ~$4.4m Net Savings / Year and <2-year payback period

Headline Savings In Practice – Pre-Cooked Bacon Full-Line Solution

- Middleby Food Processing is focused on delivery highest quality products, generating a significant ROI for customers
- Approach is to offer best-in-class grouping to offer the lowest cost of ownership
- Labor, packaging, and maintenance savings – coupled with yield improvements from superior technology / integration – contributes to leading value proposition

Illustrative Full-Line Solution Purchase Price (~7 brands)	~$8m
~7 Operatives (2 shifts, $60K Salary)	~$0.8m
Package Cost Savings	~$0.3m
Maintenance Savings	~$0.1m
Yield Improvement from Slicer	~$1.5m
Yield Improvement from Cooker / Chiller / Sheeter	~$1.6m
Annual Savings	**~$4.4m p.a.[1]**

Strong Value to Customer Drives Quality Growth

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[1] May not foot due to rounding

Market Penetration through Category and Geographic 2 Expansion… Growth Categories Geographic Expansion Investments Snack - rise in “snacking culture”, paired with consumer preference has fueled demand for advanced processing equipment Celebration Cake - celebration culture and 20 4 6 growing demand for customized cakes drives need for processing equipment Sales, Parts & Innovation Continents Service Offices Centers Poultry Changing consumer preferences Charcuterie spearheading a shift driving increased demand Artisan & Sourdough Bread Accelerating penetration for industry leading brands Product Portfolio and Geographical Footprint Drive Long Term Growth with Increased Wallet Share 15

…Driven by Leading Product Innovation 2 Investment in Innovation Innovation Centers Drive Market Penetration Italian Innovation Center (MCI) Offer full-suite experience for customers to collaborate and tailor innovative solutions Innovation Product Industry Validation Testing Events Equipment Customer Food Science Demonstration Training Collaboration 16

3 Strong Foundation in Aftermarket Parts & Service

MIDDLEBY FOOD PROCESSING

Aftermarket is a significant % of sales



New & replacement equipment spend
~60%
Aftermarket parts & service
~40%

Overview of MFP Aftermarket Offerings

- **Parts:** Sale of OEM replacement parts supporting uptime, food safety, and performance across the installed base
- **Service:** Maintenance, repair, and technical support delivered through a factory-direct service network
- **Modernization:** Upgrades, retrofits, and enhancements applied to existing equipment to improve efficiency, reliability, automation, and compliance

Investments in Aftermarket to Drive Growth

- Ongoing investments in aftermarket infrastructure include:
  - Localizing service centers
  - Introducing central software platform for service
  - Performance intelligence (IoT) to provide monitoring and predictive diagnostics
  - Expanding offering to address modernization needs of equipment
  - Providing upfront service plans at installation/initial sale

Increasing High-Margin Aftermarket Services Expand Stable, Recurring Revenue

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M&A as a Scalable Growth and Margin Expansion Engine 4 Cumulative Food Processing Acquisitions Acquirer of Choice $800m+ in M&A since 2005, Entrepreneurial Mindset Bakery Added Washing / Chips & supporting FY25A Adj. Automation & Sanitation to Tortilla 34 Forming Customer EBITDA of $172m Systems 32 Solutions Extended Total Line Solution (TLS) Fit Automation 28 27 Capabilities Expanded Packaging 23 23 Capabilities 22 21 Entered Market Growth Access Baking Platform 18 Expanded 14 13 Meat Processing 12 Offerings 11 10 Strategic Integration Unlocked 8 Food Processing 3 2 2 2 1 1 Innovation Focused '05A '06A '07A '08A '09A '10A '11A '12A '13A '14A '15A '16A '17A '18A '19A '20A '21A '22A '23A '24A '25A 20+ year track record of disciplined M&A activity creating shareholder value 18

With Significant Value Created Through Proven Integration 4 Expertise Impacting Both Revenue and Adj. EBITDA Growth $ Millions ✓ Since 2005, Middleby Food Processing has Acquisition A Acquisition B Acquisition C acquired 30+ companies 4% 22% 6% 27% 15% 25% ✓ Average Adj. EBITDA margin of ~11% at 2005A Adj. 2024A Adj. 2008A Adj. 2024A Adj. 2022A Adj. 2024A Adj. acquisition EBITDA Margin EBITDA Margin EBITDA Margin EBITDA Margin EBITDA Margin EBITDA Margin ✓ With enhanced scale and operational $38 $73 $25 $51 $47 $62 2005A Net Sales 2024A Net Sales 2008A Net Sales 2024A Net Sales 2022A Net Sales 2024A Net Sales excellence, Food Processing acquisitions have flourished, positioning Middleby as an “acquirer of choice” Acquisition D Acquisition E Acquisition F 8% 27% 10% 40% 12% 33% 2012A Adj. 2024A Adj. 2015A Adj. 2024A Adj. 2018A Adj. 2024A Adj. EBITDA Margin EBITDA Margin EBITDA Margin EBITDA Margin EBITDA Margin EBITDA Margin $48 $100 $14 $22 $16 $37 2012A Net Sales 2024A Net Sales 2015A Net Sales 2024A Net Sales 2018A Net Sales 2024A Net Sales Strong track-record of accretive M&A at attractive multiples driving EBITDA margin expansion 19

Track Record of Profitable Growth Revenue (US$ m) Drivers of Performance Strong sustained revenue growth from 2019-2026 through a combination of organic growth and M&A $895-925 $850 $770 $757 Muted growth across Food Processing $629 industry in 2024 and 2025 driven by $538 political and macroeconomic $466 $438 uncertainty Ability to demonstrate operational 2019A 2020A 2021A 2022A 2023A 2024A 2025A 2026G excellence in an environment with 1 EBITDA (US$ m) increased price competition and lower demand Continued consistent margin $197 $186-208 expansion, with ~400bps of margin $187 $172 expansion from 2020-2024A $138 $117 Organic margins in 2025 impacted by $95 $83 disruption in order timing resulting in production inefficiencies and higher costs due to tariffs 2019A 2020A 2021A 2022A 2023A 2024A 2025A 2026G 20 1 2 Not inclusive of corporate costs. Represents mid-point of 2026G range. Note: Historicals current Middleby segmentation as of year-end 2025. 2026G figures represent the midpoint of guidance as presented on 26-Feb-2026.

Food Processing Orders & Backlog Orders (in $m) Commentary 85% 35% • Strong Q4 organic order intake with 66% growth over prior year following H1 deferrals +66%¹ +18%¹ $945 $322 with tariff impact and uncertainties $702 $173 • Backlog increased driven by total line solutions and international expansion • Automation and Total Line Solutions in FY '24 FY '25 Q4 '24 Q4 '25 demand to address labor costs and Backlog (in $m) production efficiencies 59% • Favorable long-term outlook in bakery, protein +36%¹ $410 and snack foods categories, with near-term improvements across most served markets $258 Q4 '24 Q4 '25 1 Organic Growth

Middleby Food Processing Financial Outlook Q1 2026 & FY 2026 Guidance (in $m) Stand-Alone Corporate Costs % Growth % Growth Preliminary estimate of vs Mid- vs Mid- standalone and run- Q1 ’26 Q1 ’25 Point FY ’26 FY ’25 Point rate public company costs of $27-32m +22% +7% Revenue +10-15% +4-6% Excludes stock-based $200-210m $168m $895-925m $850m Organic Organic compensation growth growth Estimates to be further refined and detailed in the Form 10 Adj. $37-41m $30m +30% $186-208m $172m +15% EBITDA 22

Timeline for Middleby Food Processing Spin Middleby Food Processing th May 12 , 2026 • Middleby Food Processing Investor Day hosted in NYC MIDD Middleby Food Processing Middleby Food Processing th nd 4 quarter earnings April 2026 2 Quarter 2026 • Mark Salman announced • Public filing of Spin • Target spin completion as CEO of Middleby Registration Statement Food Processing 23

Middleby Food Processing Value Creation Model Industry Leading Platform Favorable Industry Trends Organic Growth Enablers Inorganic Growth Enablers Improving Living Standards in Developing Countries Large, Global Total Line 30+ Best in Synergy Disciplined Market Install Base Increasing Demand for Solutions Class Brands Proficiency M&A Execution Penetration Local Food Security Industrialization of Food Production + + + Increasing Food Safety Requirements Diversified End Innovation Fragmented Aftermarket Markets Centers Industry Elevating Sustainability Goals x High Performance Determination to Win Speed of Innovation Entrepreneurial Mindset DNA Execution Process = Premier Growth Best-In-Class High FCF Conversion Compounder Margin Profile 24

Investment Thesis Best-in-Class, total line solutions for protein, bakery, and snack processors with leading, blue-chip customers Favorable industry trends across end markets drive high demand for innovative automation technologies Market penetration into both existing and growth categories (incl. equipment and aftermarket) Track record of long-term value-accretive M&A to compound on strong organic sales growth Positioned for growth with clear drivers and experienced management team Industry leading financial profile, with Adj. EBITDA margins at ~20% and strong free cash flow conversion 25